EFFECTIVE 	NOVEMBER 15,
2004, THE COMPANY'S NAME
HAS CHANGED FROM ORBITAL
ENGINE CORPORATION
LIMITED TO ORBITAL
CORPORATION LIMITED
Exhibit A to Deposit Agreement
No.________________________
AMERICAN DEPOSITARY
SHARES
(Each American Depositary Share
represents eight (8) Deposited
Shares)
THE BANK OF NEW YORK
AMERICAN DEPOSITARY
RECEIPT
FOR ORDINARY SHARES OF
ORBITAL ENGINE
CORPORATION LIMITED
(INCORPORATED UNDER THE
LAWS OF THE STATE
OF WESTERN AUSTRALIA,
COMMONWEALTH OF
AUSTRALIA)
The Bank of New York (as
successor depositary to Morgan
Guaranty Trust Company of New
York) (hereinafter called the
"Depositary"), hereby certifies that
______________________________
______________________________
___________, or registered assigns
IS THE OWNER
OF___________________________
__________
AMERICAN DEPOSITARY
SHARES
representing deposited Ordinary
Shares (herein called "Shares") of
Orbital Engine Corporation Limited,
incorporated under the laws of the
State of Western Australia,
Commonwealth of Australia (herein
called the "Company"). At the date
hereof, each American Depositary
Share represents eight (8) Shares
deposited or subject to deposit under
the Deposit Agreement at the
Melbourne, Victoria, Australia office
of Australia and New Zealand
Banking Group Limited or the
Sydney, New South Wales, Australia
office of Westpac Banking
Corporation or the Melbourne,
Victoria, Australia office of Indosuez
Australia Limited or the Melbourne,
Victoria, Australia office of National
Australia Bank Limited (herein
called a "Custodian" and collectively
the "Custodians"). The Depositary's
Corporate Trust office is located at a
different address than its principal
executive office. Its Corporate Trust
Office is located at 101 Barclay
Street, New York, N.Y. 10286, and
its principal executive office is
located at 48 Wall Street, New York,
N.Y. 10286.
THE DEPOSITARY'S
CORPORATE TRUST OFFICE
ADDRESS IS
101 BARCLAY STREET, NEW
YORK, N.Y. 10286


1.	THE DEPOSIT
AGREEMENT.
This American Depositary
Receipt is one of an issue (herein
called "Receipts"), all issued and to
be issued upon the terms and
conditions set forth in the Third
Amended and Restated Deposit
Agreement, dated as of May 21,
2001 further amending and restating
the Deposit Agreement dated as of
June 15, 1989, as amended by
Amendment No. 1 dated as of July
17, 1989 and as amended and
restated by the Amended and
Restated Deposit Agreement dated as
of November 12, 1991, and as
amended by Amendment No. 2 dated
as of December 11, 1991 (herein
called the "Deposit Agreement"), by
and among the Company, the
Depositary, and all Owners and
holders from time to time of Receipts
issued thereunder, each of whom by
accepting a Receipt agrees to
become a party thereto and become
bound by all the terms and
conditions thereof. The Deposit
Agreement sets forth the rights of
owners and holders of the Receipts
and the rights and duties of the
Depositary in respect of the Shares
deposited thereunder and any and all
other securities, property and cash
from time to time received in respect
of such Shares and held thereunder
(such Shares, securities, property,
and cash are herein called
"Deposited Securities"). Copies of
the Deposit Agreement are on file at
the Depositary's Corporate Trust
Office in New York City and at the
offices of the. Custodians.
The statements made on the
face and reverse of this Receipt are
summaries of certain provisions of
the Deposit Agreement and are
qualified by and subject to the
detailed provisions of the Deposit
Agreement, to which reference is
hereby made. Capitalized terms not
defined herein shall have the
meanings set forth in the Deposit
Agreement.
2.	SURRENDER OF
RECEIPTS AND
WITHDRAWAL OF
SHARES.
Upon surrender at the
Corporate Trust Office of the
Depositary of this Receipt, and upon
payment of the fee of the Depositary
provided in this Receipt, and subject
to the terms and conditions of the
Deposit Agreement, the Owner
hereof is entitled to delivery, to him
or upon his order, of the Deposited
Securities at the time represented by
the American Depositary Shares for
which this Receipt is issued.
Delivery of such Deposited
Securities may be made by the
delivery of (a) certificates in the
name of such Owner or as ordered
by him or by certificates properly
endorsed or accompanied by proper
instruments of transfer to such
Owner or as ordered by him and (b)
any other securities, property and
cash to which such Owner is then
entitled in respect of such Receipts to
such Owner or as ordered by him.
Such delivery will be made at the
option of the Owner hereof, either at
the office of a Custodian or at the
Corporate Trust Office of the
Depositary, provided that the
forwarding of certificates for Shares
or other Deposited securities for such
delivery at the Corporate Trust
Office of the Depositary shall be at
the risk and expense of the owner
hereof.
3.	TRANSFERS, SPLIT-UPS,
AND COMBINATIONS
OF RECEIPTS.
The transfer of this Receipt is
registrable on the books of the
Depositary at its Corporate Trust
Office by the Owner hereof in person
or by duly authorized attorney, upon
surrender of this Receipt properly
endorsed for transfer or accompanied
by proper instruments of transfer and
funds sufficient to pay any
applicable transfer taxes and the fees
and expenses of the Depositary and
upon compliance with such
regulations, if any, as the Depositary
may establish for such purpose. This
Receipt may be split into other such
Receipts, or may be combined with
other such Receipts into one Receipt,
evidencing the same aggregate
number of American Depositary
Shares as the Receipt or Receipts
surrendered. As a condition
precedent to the execution and
delivery, registration of transfer,
split-up, combination, or surrender of
any Receipt or withdrawal of any
Deposited Securities, the Depositary,
a Custodian or co-registrar may
require payment from the presentor
of the Receipt of a sum sufficient to
reimburse it for any tax or other
governmental charge and any stock
transfer or registration fee with
respect thereto (including any such
tax or charge and fee with respect to
Shares being deposited or
withdrawn) and payment of any
applicable fees as provided in this
Receipt, may require the production
of proof satisfactory to it as to the
identity and genuineness of any
signature and may also require
compliance with such regulations, if
any, as the Depositary may establish
consistent with the provisions of the
Deposit Agreement or this Receipt,
including, without limitation,
Paragraph 22 of this Receipt.
The delivery of Receipts
against deposits of Shares generally
or against deposits of particular
Shares may be suspended, or the
transfer of Receipts in particular
instances may be refused, or the
registration of transfer of outstanding
Receipts generally may be
suspended, during any period when
the transfer books of the Depositary
are closed, or if any such action is
deemed necessary or advisable by
the Depositary or the Company at
any time or from time to time
because of any requirement of law or
of any government or governmental
body or commission, or under any
provision of the Deposit Agreement,
or for any other reason subject to
paragraph 22 hereof. The surrender
of outstanding Receipts and
withdrawal of deposited Securities
may not be suspended subject only to
(i) temporary delays caused by
closing the transfer books of the
Depositary or the Company or the
deposit of Shares in connection with
voting at a shareholders' meeting, or
the payment of dividends, (ii) the
payment of fees, taxes and similar
charges, and (iii) compliance with
any U.S. or foreign laws or
governmental regulations relating to
the Receipts or to the withdrawal of
the Deposited Securities. Without
limitation of the foregoing, the
Depositary shall not knowingly
accept for deposit under the Deposit
Agreement any Shares required to be
registered under the provisions of the
Securities Act of 1933, unless a
registration statement is in effect as
to such Shares.
4.	LIABILITY OF OWNER
FOR TAXES.
If any tax or other
governmental charge shall become
payable by or on behalf of the
Depositary or Custodian with respect
to any Receipt, American Depositary
Shares or any Deposited Securities
represented by any American
Depositary Shares evidenced hereby,
such tax or other governmental
charge shall be payable by the
Owner hereof to the Depositary. The
Depositary may refuse to effect any
transfer of this Receipt or any
withdrawal of Deposited Securities
evidenced hereby until such payment
is made, and may withhold any
dividends or other distributions, or
may sell for the account of the
Owner hereof any part or all of the
Deposited Securities evidenced by
this Receipt, and may apply such
dividends or other distributions or
the proceeds of any such sale in
payment of such tax or other
governmental charge, the Owner
hereof remaining liable for any
deficiency.
5.	WARRANTIES OF
DEPOSITORS.
Every person depositing
Shares hereunder shall be deemed
thereby to represent and warrant that
such Shares and each certificate
therefor are validly issued, fully paid
and non-assessable and that the
person making such deposit is duly
authorized so to do. Every such
person shall also be deemed to
represent that Shares deposited by
that person are not restricted
securities under the Securities Act of
1933. Such representations and
warranties shall survive the deposit
of Shares and issuance of Receipts.
6.	FILING PROOFS,
CERTIFICATES, AND
OTHER INFORMATION.
Any person presenting Shares
for deposit or any Owner of a
Receipt may be required from time
to time to file such proof of
citizenship or residence, evidence of
the number of Shares beneficially
owned or any other matters
necessary or appropriate to evidence
compliance with the Corporations
Law of Australia, the Banking
(Foreign Exchange) Regulations or
the Foreign Takeovers Act 1975 of
Australia, exchange control
approval, or such information
relating to the registration on the
books of the Company (or the
appointed agent of the Company for
transfer and registration of Shares)
presented for deposit or other
information, to execute such
certificates and to make such
representations and warranties, as the
Depositary or the Company may
deem necessary or proper. The
Depositary may, and shall if
requested by the Company, subject
to the provisions of Section 2.6 of
the Deposit Agreement, withhold the
delivery or registration of transfer of
any Receipt or the distribution or
sale of any dividend or other
distribution of rights or of the
proceeds thereof or the delivery of
any Deposited Securities until such
proof or other information is filed,
such certificates are executed or such
representations and warranties are
made. No Share shall be accepted for
deposit unless accompanied by
evidence satisfactory to the
Depositary that any necessary
approval has been granted by any
governmental body in the
Commonwealth of Australia which is
then performing the function of the
regulation of currency exchange.
7.	CHARGES OF
DEPOSITARY.
The Issuer agrees to pay the
fees, reasonable expenses and out-of-
pocket charges of the Depositary and
those of any Registrar only in
accordance with agreements in
writing entered into between the
Depositary and the Issuer from time
to time.  The Depositary shall
present its statement for such charges
and expenses to the Issuer once
every three months.  The charges and
expenses of the Custodian are for the
sole account of the Depositary.
The following charges shall
be incurred by any party depositing
or withdrawing Shares or by any
party surrendering Receipts or to
whom Receipts are issued
(including, without limitation,
issuance pursuant to a stock dividend
or stock split declared by the Issuer
or an exchange regarding the
Receipts or Deposited Securities or a
distribution of Receipts pursuant to
Section 4.3 of the Deposit
Agreement), whichever applicable:
(1) taxes and other governmental
charges, (2) such registration fees as
may from time to time be in effect
for the registration of transfers of
Shares generally on the Share
register of the Issuer or Foreign
Registrar and applicable to transfers
of Shares to the name of the
Depositary or its nominee or the
Custodian or its nominee on the
making of deposits or withdrawals
hereunder, (3) such cable, telex and
facsimile transmission expenses as
are expressly provided in this
Deposit Agreement, (4) such
expenses as are incurred by the
Depositary in the conversion of
Foreign Currency pursuant to
Section 4.5 of the Deposit
Agreement (5) a fee of $5.00 or less
per 100 American Depositary Shares
(or portion thereof) for the execution
and delivery of Receipts pursuant to
Section 2.3, 4.3 or 4.4 of the Deposit
Agreement, and the surrender of
Receipts pursuant to Section 2.5 or
6.2 of the Deposit Agreement, (6) a
fee of $.02 or less per American
Depositary Share (or portion thereof)
for any cash distribution made
pursuant to the Deposit Agreement
including, but not limited to,
Sections 4.1 through 4.4 thereof, (7)
a fee of $1.50 or less per certificate
for a Receipt or Receipts for
transfers made pursuant to Section
2.4 of the Deposit Agreement and (8)
a fee for the distribution of securities
pursuant to Section 4.2, such fee
being in an amount equal to the fee
for the execution and delivery of
American Depositary Shares referred
to above which would have been
charged as a result of the deposit of
such securities (for purposes of this
clause (8) treating all such securities
as if they were Shares), but which
securities are instead distributed by
the Depositary to Owners.
The Depositary, subject to
Section 2.9 of the Deposit
Agreement, may own and deal in any
class of securities of the Company
and its affiliates and in Receipts.
8.	PRE-RELEASE OF
RECEIPTS.
Notwithstanding Section 2.3
of the Deposit Agreement, the
Depositary may execute and deliver
Receipts prior to the receipt of
Shares pursuant to Section 2.2 of the
Deposit Agreement ("Pre-Release").
The Depositary may, pursuant to
Section 2.5 of the Deposit
Agreement, deliver Shares upon the
receipt and cancellation of Receipts
which have been Pre-Released,
whether or not such cancellation is
prior to the termination of such Pre-
Release or the Depositary knows that
such Receipt has been Pre-Released.
The Depositary may receive Receipts
in lieu of Shares in satisfaction of a
Pre-Release.  Each Pre-Release will
be (a) preceded or accompanied by a
written representation from the
person to whom Receipts are to be
delivered that such person, or its
customer, owns the Shares or
Receipts to be remitted, as the case
may be, (b) at all times fully
collateralized with cash or such other
collateral as the Depositary deems
appropriate, (c) terminable by the
Depositary on not more than five (5)
business days notice, and (d) subject
to such further indemnities and credit
regulations as the Depositary deems
appropriate.  The number of
American Depositary Shares which
are outstanding at any time as a
result of Pre-Releases will not
normally exceed thirty percent (30%)
of the Shares deposited hereunder;
provided, however, that the
Depositary reserves the right to
change or disregard such limit from
time to time as it deems appropriate.
The Depositary may retain
for its own account any
compensation received by it in
connection with the foregoing.
9.	TITLE TO RECEIPTS.
It is a condition of this
Receipt and every successive holder
and Owner of this Receipt by
accepting or holding the same
consents and agrees, that title to this
Receipt when properly endorsed or
accompanied by proper instruments
of transfer, is transferable by
delivery with the same effect as in
the case of a negotiable instrument,
provided, however, that the
Depositary, notwithstanding any
notice to the contrary, may treat the
person in whose name this Receipt is
registered on the books of the
Depositary as the absolute owner
hereof for the purpose of
determining the person entitled to
distribution of dividends or other
distributions or to any notice
provided for in the Deposit
Agreement or for all other purposes.
10.	VALIDITY OF RECEIPT.
This Receipt shall not be
entitled to any benefits under the
Deposit Agreement or be valid or
obligatory for any purpose, unless
this Receipt shall have been executed
by the Depositary by the manual
signature of a duly authorized
signatory or, if a Registrar shall have
been appointed, by the manual
signature of a duly authorized officer
of the Registrar.
11.	REPORTS; INSPECTION
OF TRANSFER BOOKS.
The Company is subject to
the periodic reporting requirements
of the Securities Exchange Act of
1934 and accordingly files certain
reports with the Securities and
Exchange Commission (hereinafter
called the "Commission"). Such
reports and other information will be
available for inspection and copying
at the public reference facilities
maintained by the commission
located at 450 Fifth Street, N.W.,
Washington, D.C. 20549.
The Depositary will make
available for inspection by owners of
Receipts at its Corporate Trust
Office any reports and
communications, including any
proxy soliciting material, received
from the Company which are both
(a) received by the Depositary as the
holder of the Deposited Securities
and (b) made generally available to
the holders of such Deposited
Securities by the Company. The
Depositary will also send to Owners
of Receipts copies of such reports
when furnished by the Company
pursuant to the Deposit Agreement.
The Depositary will keep
books for the registration of Receipts
and transfers of Receipts which at all
reasonable times shall be open for
inspection by the Owners of
Receipts, provided that such
inspection shall not be for the
purpose of communicating with
Owners of Receipts in the interest of
a business or object other than the
business of the Company or a matter
related to the Deposit Agreement or
the Receipts.
12.	DIVIDENDS AND
DISTRIBUTIONS.
Whenever the Depositary
receives any cash dividend or other
cash distribution on any Deposited
Securities, the Depositary will, if at
the time of receipt thereof any
amounts received in a Foreign
Currency can in the judgment of the
Depositary be converted on a
reasonable basis into United States
dollars transferable to the United
States, and subject to the Deposit
Agreement, convert such dividend or
distribution into dollars and will
distribute the amount thus received
(net of expenses, taxes and fees as
provided in Sections 4.5, 4.11 and
5.9 of the Deposit Agreement) to the
Owners of Receipts entitled thereto.
In the event that the Company or the
Depositary is required to withhold
and does withhold from any cash
dividend or other cash distribution in
respect of any Deposited Securities
an amount on account of taxes, the
amount distributed to the Owners of
Receipts for American Depositary
Shares representing such deposited
Securities shall be reduced
accordingly.
Whenever the Depositary
receives any distribution other than a
distribution described in Sections
4.1, 4.3 or 4.4 of the Deposit
Agreement, the Depositary will
cause the securities or property
received by it to be distributed to the
Owners of Receipts entitled thereto,
in any manner that the Depositary
may deem equitable and practicable
for accomplishing such distribution;
provided, however, that if in the
opinion of the Depositary such
distribution cannot be made
proportionately among the Owners
of Receipts entitled thereto, or if for
any other reason (including, but not
limited to, any requirement that the
Company or the Depositary withhold
an amount on account of taxes or
other governmental charges or that
such securities must be registered
under the Securities Act of 1933 in
order to be distributed to Owners or
holders) the Depositary deems such
distribution not to be feasible, the
Depositary may adopt such method
as it may deem equitable and
practicable for the purpose of
effecting such distribution,
including, if permitted, and subject
to applicable law, the sale, at public
or private sale, of the securities or
property thus received, or any part
thereof, and the net proceeds of any
such sale shall be distributed by the
Depositary to the Owners of
Receipts entitled thereto as in the
case of a distribution received in
cash.
If any distribution consists of
a dividend in, or free distribution of,
Shares, the Depositary may, upon
prior approval of the Company, and
shall if the Company shall so
request, distribute to the Owners of
outstanding Receipts entitled thereto,
additional Receipts evidencing an
aggregate number of American
Depositary Shares representing the
amount of Shares received as such
dividend or free distribution. In lieu
of delivering Receipts for fractional
American Depositary Shares in any
such case, the Depositary will sell
the amount of Shares represented by
the aggregate of such fractions and
distribute the net proceeds, all in the
manner and subject to the conditions
set forth in the Deposit Agreement.
If additional Receipts are not so
distributed, each American
Depositary Share shall thenceforth
also represent the additional Shares
distributed upon the Deposited
Securities represented thereby.
In the event that the
Depositary determines that any
distribution of property (including
Shares and rights to subscribe
therefor) is subject to any tax which
the Depositary is obligated to
withhold, the Depositary may
dispose of all or a portion of such
property (including Shares and rights
to subscribe therefor) in such
amounts and in such manner as the
Depositary deems necessary and
practicable to pay any such taxes, at
public or private sale, and the
Depositary shall distribute the net
proceeds of any such sale after
deduction of such taxes to the
Owners of Receipts entitled thereto.
13.	CONVERSION OF
FOREIGN CURRENCY.
Whenever the Depositary
shall receive Foreign Currency, by
way of dividends or other
distributions or the net proceeds
from the sale of securities, property
or rights, and if at the time of the
receipt thereof the Foreign Currency
so received can in the judgment of
the Depositary be converted on a
reasonable basis into Dollars and the
resulting Dollars transferred to the
United States, the Depositary shall
convert or cause to be converted, by
sale or in any other manner that it
may determine, such Foreign
Currency into Dollars, and such
Dollars shall be distributed to the
Owners entitled thereto or, if the
Depositary shall have distributed any
warrants or other instruments which
entitle the holders thereof to such
Dollars, then to the holders of such
warrants and/or instruments upon
surrender thereof for cancellation.
Such distribution may be made upon
an averaged or other practicable
basis without regard to any
distinctions among Owners on
account of exchange restrictions, the
date of delivery of any Receipt or
otherwise and shall be net of any
expenses of conversion into Dollars
incurred by the Depositary as
provided in Section 5.9 of the
Deposit Agreement.
If such conversion or
distribution can be effected only with
the approval or license of any
government or agency thereof, the
Depositary shall file such application
for approval or license, if any, as it
may deem desirable.
If at any time the Depositary
shall determine that in its judgment
any Foreign Currency received by
the Depositary is not convertible on a
reasonable basis into Dollars
transferable to the United States, or
if any approval or license of any
government or agency thereof which
is required for such conversion is
denied or in the opinion of the
Depositary is not obtainable, or if
any such approval or license is not
obtained within a reasonable period
as determined by the Depositary, the
Depositary may distribute the
Foreign Currency (or an appropriate
document evidencing the right to
receive such Foreign Currency)
received by the Depositary to, or in
its discretion may hold such Foreign
Currency uninvested and without
liability for interest thereon for the
respective accounts of, the owners
entitled to receive the same.
If any such conversion of
Foreign Currency, in whole or in
part, cannot be effected for
distribution to some of the Owners
entitled thereto, the Depositary may
in its discretion make such
conversion and distribution in
Dollars to the extent permissible to
the Owners entitled thereto and may
distribute the balance of the Foreign
Currency received by the Depositary
to, or hold such balance uninvested
and without liability for interest
thereon for the respective accounts
of, the Owners entitled thereto.
14.	RIGHTS.
In the event that the
Company shall offer or cause to be
offered to the holders of any
Deposited Securities any rights to
subscribe for additional Shares or
any rights of any other nature, the
Depositary shall have discretion as to
the procedure to be followed in
making such rights available to any
Owners or in disposing of such rights
on behalf of any owners and making
the net proceeds (net of expenses,
taxes and fees as provided in
Sections 4.5, 4.11 and 5.9 of the
Deposit Agreement) available in
Dollars to such Owners or, if by the
terms of such rights offering or, for
any other reason, the Depositary may
not either make such rights available
to any Owners or dispose of such
rights and make the net proceeds
available to such Owners, then the
Depositary shall allow the rights to
lapse; provided, however, if at the
time of the offering of any rights the
Depositary determines in its
discretion that it is lawful and
feasible to make such rights
available to all Owners or to certain
Owners but not to other Owners, the
Depositary may distribute, to any
Owner to whom it determines the
distribution to be lawful and feasible,
in proportion to the number of
American Depositary Shares held by
such Owner, warrants or other
instruments therefor in such form as
it deems appropriate. If the
Depositary determines in its
discretion that it is not lawful and
feasible to make such rights
available to certain Owners, it may
sell the rights or warrants or other
instruments in proportion to the
number of American Depositary
Shares held by the Owners to whom
it has determined it may not lawfully
or feasibly make such rights
available, and allocate the net
proceeds of such sales (net of
expenses, taxes and fees as provided
in Sections 4.5, 4.11 and 5.9 of the
Deposit Agreement) for the account
of such Owners otherwise entitled to
such rights, warrants or other
instruments, upon an averaged or
other practical basis without regard
to any distinctions among such
Owners because of exchange
restrictions or the date of delivery of
any Receipt or Receipts, or
otherwise. The Depositary shall not
be responsible for any failure to
determine that it may be lawful or
feasible to make such rights
available to Owners in general or any
Owner or Owners in particular.
If an Owner of Receipts
requests the distribution of warrants
or other instruments in order to
exercise the rights allocable to the
American Depositary Shares of such
Owner hereunder, the Depositary
will make such rights available to
such Owner upon written notice
from the Company to the Depositary
that (a) the Company has elected in
its sole discretion to permit such
rights to be exercised and (b) such
Owner has executed such documents
as the Company has determined in its
sole discretion are reasonably
required under applicable law. Upon
instruction pursuant to such warrants
or other instruments to the
Depositary from such Owner to
exercise such rights, upon payment
by such Owner to the Depositary for
the account of such Owner of an
amount equal to the purchase price
of the Shares to be received in
exercise of the rights, and upon
payment of the fees of the
Depositary as set forth in such
warrants or other instruments, the
Depositary shall, on behalf of such
Owner, exercise the rights and
purchase the Shares, and the
Company shall cause the Shares so
purchased to be delivered to the
Depositary on behalf of such Owner.
As agent for such Owner, the
Depositary will cause the Shares so
purchased to be deposited pursuant
to Section 2.2 of the Deposit
Agreement, and shall, pursuant to
Section 2.3 of the Deposit
Agreement, execute and deliver to
such Owner Restricted Receipts.
If registration under the
Securities Act of 1933 of the
securities to which any rights relate
is required in order for the Company
to offer such rights to Owners and
sell the securities represented by
such rights, the Company and the
Depositary will not be required to
offer such rights to the Owners under
any circumstances. The Depositary
will not offer any such rights to
Owners, unless and until such a
registration statement is in effect, or
unless the offering and sale of such
securities to the Owners of such
Receipts are exempt from
registration under the provisions of
such Act. Nothing in this Article 14
or in the Deposit Agreement shall
create any obligation on the part of
the Company to file a registration
statement in respect of any such
rights.
15.	RECORD DATES.
Whenever any cash dividend
or other cash distribution shall
become payable or any distribution
other than cash shall be made, or
whenever rights shall be issued with
respect to the Deposited Securities,
or whenever for any reason the
Depositary causes a change in the
number of Shares that are
represented by each American
Depositary Share or whenever the
Depositary shall receive notice of
any meeting of holders of Shares or
other Deposited Securities, the
Depositary will fix a record date,
which shall, insofar as is reasonably
practicable, be the same date as the
record date established by the
Company in respect of the Shares for
the determination of the Owners of
Receipts who will be entitled to
receive such dividend, distribution or
rights, or the net proceeds of the sale
thereof, or to give instructions for the
exercise of voting rights at any such
meeting, or for fixing the date on or
after which each American
Depositary Share will represent the
changed number of Shares, subject to
the provisions of the Deposit
Agreement.
16.	VOTING OF DEPOSITED
SECURITIES.
Upon receipt of notice of any
meeting of holders of Shares or other
Deposited Securities, the Depositary
shall, as soon as practicable after the
fixing of a record date, mail to the
Owners of Receipts a notice, the
form of which notice shall be in the
sole discretion of the Depositary,
which shall contain (a) such
information as is contained in such
notice of meeting, and (b) a
statement that the Owners of
Receipts as of the close of business
on a specified record date will be
entitled, subject to any applicable
provision of law and of the Articles
of Association of the Company, to
instruct the Depositary as to the
exercise of the voting rights, if any,
pertaining to the amount of Shares or
other Deposited Securities
represented by their respective
American Depositary Shares and (c)
a statement as to the manner in
which such instructions may be
given, including an express
indication that instructions may be
given to the Depositary to give a
discretionary proxy to a person
designated by the Issuer. Upon the
written request of an Owner of a
Receipt on such record date, received
on or before the date established by
the Depositary for such purpose, the
Depositary shall endeavor in so far
as practicable to vote or cause to be
voted the amount of Shares or other
Deposited Securities represented by
the American Depositary Shares
evidenced by such Receipt in
accordance with the instructions set
forth in such request.
17.	CHANGES AFFECTING
DEPOSITED
SECURITIES.
Upon any change in nominal
value, change in par value, split-up,
consolidation, or any other
reclassification of Deposited
Securities, or upon any
recapitalization, reorganization,
merger or consolidation, or sale of
assets affecting the Company or to
which it is a party, any securities
which shall be received by the
Depositary or a Custodian in
exchange for or in conversion of or
in respect of Deposited Securities
shall be treated as new Deposited
Securities under the Deposit
Agreement, and American
Depositary Shares shall thenceforth
represent the new Deposited
Securities so received in exchange or
conversion, unless additional
Receipts are delivered pursuant to
the following sentence. In any such
case the Depositary may, and shall if
the Company shall so request,
execute and deliver additional
Receipts as in the case of a dividend
on the Shares, or call for the
surrender of outstanding Receipts to
be exchanged for new Receipts
specifically evidencing such new
Deposited Securities.
18.	LIABILITY OF THE
COMPANY AND
DEPOSITARY.
Neither the Depositary nor
the Company nor any of their
directors, employees, agents or
controlling persons (as defined under
the Securities Act of 1933) shall
incur any liability to any Owner or
holder of any Receipt, if by reason of
any provision of any present or
future law of the United States or
any other country, or of any other
governmental authority, or by reason
of any provision, present or future, of
the Articles of Association of the
Company, or by reason of any act of
God or war or other circumstances
beyond its control, the Depositary or
the Company or any of their
directors, employees, agents or
controlling persons, shall be
prevented or forbidden from, or be
subject to any civil or criminal
penalty on account of, doing or
performing any act or thing which by
the terms of the Deposit Agreement
it is provided shall be done or
performed; nor shall the Depositary
or the Company or any of their
directors, employees, agents or
controlling persons, incur any
liability to any Owner or holder of a
Receipt by reason of any
non-performance or delay, caused as
aforesaid, in the performance of any
act or thing which by the terms of the
Deposit Agreement it is provided
shall or may be done or performed,
or by reason of any exercise of, or
failure to exercise, any discretion
provided for in the Deposit
Agreement. Where, by the terms of a
distribution pursuant to Sections 4.1,
4.2, or 4.3 of the Deposit Agreement,
or an offering or distribution
pursuant to Section 4.4 of the
Deposit Agreement, or for any other
reason, such distribution or offering
may not be made available to
Owners of Receipts, and the
Depositary may not dispose of such
distribution or offering on behalf of
such Owners and make the net
proceeds available to such Owners,
then the Depositary shall not make
such distribution or offering, and
shall allow any rights, if applicable,
to lapse. Neither the Company nor
the Depositary nor any of their
directors, employees, agents or
controlling persons, assumes any
obligation or shall be subject to any
liability under the Deposit
Agreement to Owners or holders of
Receipts, except to perform such
obligations as are specifically set
forth and undertaken by it to perform
in the Deposit Agreement ,without
negligence or bad faith. The
Depositary shall not be subject to
any liability with respect to the
validity or worth of the Deposited
Securities. Neither the Depositary
nor the Company nor any of their
directors, employees, agents or
controlling persons, shall be under
any obligation to appear in,
prosecute or defend any action, suit,
or other proceeding in respect of any
Deposited Securities, any American
Depositary Shares or the Receipts,
which in its opinion may involve it
in expense or liability, unless
indemnity satisfactory to it against
all expense and liability be furnished
as often as may be required, and the
Custodians shall not be under any
obligation whatsoever with respect to
such proceedings, the responsibility
of the Custodians being solely to the
Depositary. Neither the Depositary
nor the Company nor any of their
directors, employees, agents or
controlling persons shall be liable for
any action or nonaction by it in
reliance upon the advice of or
information from legal counsel,
accountants, any person presenting
Shares for deposit, any Owner or
holder of a Receipt, or any other
person believed by it in good faith to
be competent to give such advice or
information. The Depositary shall
not be responsible for any failure to
carry out any instructions to vote any
of the Deposited Securities, or for
the manner in which any such vote is
cast or the effect of any such vote,
provided that any such action or
nonaction is in good faith and in
accordance with the terms of the
Deposit Agreement. The Depositary
shall not be liable for any acts or
omissions made by a successor
depositary whether in connection
with a previous act or omission of
the Depositary or in connection with
a matter arising wholly after the
removal or resignation of the
Depositary, provided that the
Depositary exercised its best
judgment and good faith while it
acted as Depositary. The Company
has agreed to indemnify the
Depositary, its directors, employees,,
agents and affiliates and any
Custodian against, and hold each of
them harmless from, any liability or
expense (including, but not limited
to, the fees and expenses of counsel)
which may arise out of acts
performed or omitted, in accordance
with the provisions of the Deposit
Agreement and of the Receipts, as
the same may be amended, modified,
or supplemented from time to time,
(i) by either the Depositary or a
Custodian or their respective
directors, employees, agents and
affiliates, except for any liability or
expense arising out of the negligence
or bad faith of either of them, or (ii)
by the Company or any of its
directors, employees, agents and
affiliates. No disclaimer of liability
under the Securities Act of 1933 is
intended by any provision of the
Deposit Agreement or this Receipt.
The Depositary has agreed to
indemnify the Company and hold it
harmless from any liability or
expense (including reasonable fees
and expenses of counsel) which may
arise out of acts performed or
omitted by the Depositary or any of
its Custodians due to their
negligence or bad faith.
19.	RESIGNATION AND
REMOVAL OF THE
DEPOSITARY;
APPOINTMENT OF
SUBSTITUTE OR
ADDITIONAL
CUSTODIANS.
The Depositary may at any
time resign as Depositary hereunder
by written notice of its election so to
do delivered to the Company, such
resignation to take effect upon the
appointment of a successor
depositary and its acceptance of such
appointment as provided in the
Deposit Agreement. The Depositary
may at any time be removed by the
Company by 120 days prior written
notice of such removal, to become
effective upon the later of (i) the
120th day after delivery of the notice
to the Depositary or (ii) the
appointment of a successor
depositary and its acceptance of such
appointment as provided in the
Deposit Agreement. The Depositary
shall give notice in writing to all
Owners of the appointment of and
the name and location of any
Custodian not named in the Receipts.
Whenever the Depositary in its
discretion determines that it is in the
best interest of the Owners of
Receipts to do so, it may appoint a
substitute or additional custodian or
custodians.
20.	AMENDMENT.
The form of the Receipts and
any provisions of the Deposit
Agreement may at any time and from
time to time be amended by
agreement between the Company
and the Depositary in any respect
which they may deem necessary or
desirable. Any amendment which
shall impose or increase any fees or
charges (other than taxes and other
governmental charges, registration
fees, cable, telex or facsimile
transmission costs delivery costs or
other such expenses), or which shall
otherwise prejudice any substantial
existing right of Owners of Receipts,
shall, however, not become effective
as to outstanding Receipts until the
expiration of three months after
notice of such amendment shall have
been given to the Owners of
outstanding Receipts. Every Owner
of a Receipt at the time any
amendment so becomes effective
shall be deemed, by continuing to
hold such Receipt, to consent and
agree to such amendment and to be
bound by the Deposit Agreement as
amended thereby. In no event shall
any amendment impair the right of
the owner of any Receipt to
surrender such Receipt and receive
therefor the Deposited Securities
evidenced thereby.
21.	TERMINATION OF
DEPOSIT AGREEMENT.
The Depositary will at any
time at the direction of the Company
terminate the Deposit Agreement by
mailing notice of such termination to
the Owners of all Receipts then
outstanding at least 90 days prior to
the date fixed in such notice for such
termination. The Depositary may
likewise terminate the Deposit
Agreement by mailing notice of such
termination to the Company and the
owners of all Receipts then
outstanding if at any time 90 days
shall have expired after the
Depositary shall have delivered to
the Company a written notice of its
election to resign and a successor
depositary shall not have been
appointed and accepted its
appointment as provided in the
Deposit Agreement. If any Receipts
shall remain outstanding after the
date of termination, the Depositary
thereafter shall discontinue the
registration of transfers of Receipts,
shall suspend the distribution of
dividends to the Owners thereof, and
shall not give any further notices or
perform any further acts under the
Deposit Agreement, except that the
Depositary shall continue to collect
dividends and other distributions
pertaining to Deposited Securities,
shall sell rights as provided in the
Deposit Agreement, and shall
continue to deliver Deposited
Securities, together with any
dividends or other distributions
received with respect thereto and the
net proceeds of the sale of any rights
or other property, in exchange for
Receipts surrendered to the
Depositary. At any time after the
expiration of six months from the
date of termination, the Depositary
may sell the Deposited Securities
then held under the Deposit
Agreement and may thereafter hold
uninvested the net proceeds of any
such sale, together with any other
cash then held by it thereunder,
unsegregated and without liability
for interest, for the pro rata benefit of
the Owners of Receipts which have
not theretofore been surrendered,
such Owners thereupon becoming
general creditors of the Depositary
with respect to such net proceeds.
After making such sale, the
Depositary shall be discharged from
all obligations under the Deposit
Agreement, except to account for
such net proceeds and other cash and
except for its obligations to the
Company with respect to
indemnification. Upon the
termination of the Deposit
Agreement, the Company shall be
discharged from all obligations under
the Deposit Agreement except for its
obligations to the Depositary with
respect to indemnification, charges,
and expenses.
22.	COMPLIANCE WITH
U.S. SECURITIES LAWS.
Notwithstanding any
provisions in this Receipt or the
Deposit Agreement to the contrary,
the Company and the Depositary
have each agreed that it will not
exercise any rights it has under the
Deposit Agreement or this Receipt to
prevent the withdrawal or delivery of
Deposited Securities in a manner
which would violate the United
States securities laws, including, but
not limited to Section I.A.(l) of the
General Instructions to the Form F-6
Registration Statement, as amended
from time to time, under the
Securities Act of 1933.
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